ACCOUNTS PAYABLE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
ACCOUNTS PAYABLE
Payable related to new home transaction business	¥ 5,248,897		¥ 5,467,302
Payable for advertising fees	194,546		635,715
Payable for internet service fees	111,694		135,389
Payable for leasehold improvements	183,997		204,139
Others	269,631		152,301
Total	¥ 6,008,765	$ 942,906	¥ 6,594,846